                                                                   EXHIBIT 10.11

                        COVAD COMMUNICATIONS GROUP, INC.
                        --------------------------------
                         NOTE SECURED BY DEED OF TRUST
                         -----------------------------

$600,000.00                                              October 7, 1998
                                                         Santa Clara, California


     FOR VALUE RECEIVED, Catherine A. Hemmer ("Ms. Hemmer" or a "Maker") and John J. Hemmer ("Mr. Hemmer" or a "Maker" and, together with Ms. Hemmer, the "Makers") each individually and jointly promise to pay to the order of Covad Communications Group, Inc. (the "Company"), at its corporate offices at 2330 Central Expressway, Building B, Santa Clara, California 95050, the principal sum of Six Hundred Thousand Dollars ($600,000.00), together with any accrued interest thereon, upon the terms and conditions specified below.

     1. PRINCIPAL. The principal balance of this Note shall become due and
        ----------
payable in four (4) consecutive equal annual installments on each anniversary of August 10, 1998, with the last such installment becoming due on August 10, 2002.

     2. INTEREST. No interest shall accrue under the Note while both Makers
        ---------
continue in employment with the Company.

     3. SPECIAL FORGIVENESS. For purposes of this special forgiveness provision,
        --------------------
the special prepayment provision under Section 5, the acceleration provisions of
Section 7 and the employment requirements of Section 8 hereof, the principal amount of this Note shall be divided into two portions, consisting of $350,000 ("Principal Portion I") and $250,000 ("Principal Portion II"). Principal Portion I shall be forgiven by the Company in a series of four (4) successive equal annual installments upon Ms. Hemmer's completion of each year of employment with the Company measured from August 10, 1998, Ms. Hemmer's date of hire. Principal Portion II shall be forgiven by the Company in a series of four (4) successive equal annual installments upon Mr. Hemmer's completion of each year of employment with the Company measured from August 10, 1998, Mr. Hemmer's date of hire.

     In the event that, within twelve (12) months following the effectiveness of a Change in Control (as defined below), Ms. Hemmer either (i) is terminated from her employment without Cause (as defined below) or (ii) resigns from her employment for Good Reason (as defined below), any remaining unpaid and unforgiven amount of principal attributable to Principal Portion I shall be forgiven in full on an accelerated basis at the time of such termination or resignation. In the event that, within twelve (12) months following a Change in Control, Mr. Hemmer either (x) is terminated from his employment without Cause or (y) resigns from his employment for Good Reason, any remaining unpaid and unforgiven amount of principal attributable to Principal Portion II shall be forgiven in full on an accelerated basis at the time of such termination or resignation. In the case of any resignation for Good Reason under this Note, the Maker must specify in reasonable detail the basis for such resignation for Good Reason and give the Company at least twenty (20) business days in which to correct the circumstances prompting the resignation for Good Reason.

     For purposes of applying the provisions of this Note, the following definitions shall be in effect:

      "CAUSE" shall mean (i) the repeated failure of the Maker to perform the duties of that Maker's position with the Company in any substantial respect following thirty (30) days prior notification in writing, (ii) the Maker's conviction of a felony (other than a traffic violation) or of other criminal conduct involving fraud, theft or any other act exhibiting serious moral turpitude or (iii) any willful conduct by the Maker which has a material adverse effect on the Company. A termination for any other reason shall be considered a termination "without Cause."

      "CHANGE IN CONTROL" shall mean (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction; or (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company in complete liquidation or dissolution of the Company.

      "GOOD REASON" shall mean (i) any reduction in the Maker's base salary, unless such reduction is pursuant to a change in the Company's compensation policies generally; (ii) a material adverse change in the nature of the Maker's job duties; or (iii) a relocation of the Maker's base office, without the Maker's consent, to an office that is more than fifty (50) miles from the Maker's base office as of the date of this Note. A resignation by either Maker under any other circumstances shall be considered a resignation "without Good Reason."

     4. PAYMENT. Payment shall be made in lawful tender of the United States and
        -------
shall be applied first to the payment of all accrued and unpaid interest and then to the payment of principal. Prepayment of the principal balance of this Note may be made in whole or in part at any time without penalty.

     5. SPECIAL PREPAYMENT PROVISION. On the earlier of the date Ms. Hemmer (i)
        -----------------------------        -------
is terminated from her employment for Cause or (ii) resigns from her employment without Good Reason, any remaining unpaid and unforgiven amount of principal attributable to Principal Portion I shall become immediately due and payable. On the earlier of the date Mr. Hemmer (x) is terminated from his employment for
    -------
Cause or (y) resigns from his employment without Good Reason, any remaining unpaid and unforgiven amount of principal attributable to Principal Portion II shall become immediately due and payable.

     6. SECURITY; FULL RECOURSE. The proceeds of the loan evidenced by this
        -----------------------
Note shall be applied solely to the purchase of the Makers's principal residence
in the        .  Payment of this Note shall be secured by a Deed of Trust on such principal residence, as such property is more particularly described in Exhibit "A" to the Deed of Trust, a copy of which Deed is attached hereto as Exhibit A. However, the Makers, jointly and severally, shall remain personally liable for payment of this Note, and assets of the Makers, in addition to the collateral under the Deed of Trust, may be applied to the satisfaction of the Makers's obligations hereunder.

          7. EVENTS OF ACCELERATION. If any of the following events shall occur
             ----------------------
and be continuing, then the Company may, at its option and without notice to the Makers or any other person, declare the entire outstanding principal balance of this Note, together with any other sums that either Maker or the Makers may owe to the Company under or in connection with this Note or otherwise, together with accrued interest thereon, immediately due and payable:

          A. the Makers's failure to pay when due any principal or interest hereunder, including the Makers's failure to pay any amounts due under Section 5 hereof, and such default is continuing for a period of ten (10) or more days after notice thereof from the Company to the Makers; or

          B. the sale, transfer, mortgage, assignment, encumbrance or lease, whether voluntarily or involuntarily or by operation of law or otherwise, of the property covered by the Deed of Trust, or any portion thereof or interest therein, without the prior written consent of the Company; or

          C. the insolvency of either Maker or the Makers, the commission of any act of bankruptcy by either Maker or the Makers, the execution by either Maker or the Makers of a general assignment for the benefit of creditors, the filing by or against either Maker or the Makers of any petition in bankruptcy or any petition for relief under the provisions of the federal bankruptcy act or any other state or federal law for the relief of debtors and the continuation of such petition without dismissal for a period of thirty (30) days or more, the appointment of a receiver or trustee to take possession of any property or assets of either Maker or the Makers, or the attachment of or execution against any property or assets of either Maker or the Makers; or

          D. the occurrence of any event of default under the Deed of Trust securing this Note or any obligation secured thereby.

          8. EMPLOYMENT REQUIREMENT. The benefits of the interest arrangements
             ----------------------
under this Note are not transferable by the Makers and are conditioned on the future performance of substantial services by one or both of the Makers.

          Upon Ms. Hemmer's cessation of employment with the Company, interest shall accrue on any unpaid and unforgiven principal balance attributable to Principal Portion I, and upon Mr. Hemmer's cessation of employment with the Company, interest shall accrue on any unpaid and unforgiven principal balance attributable to Principal Portion II, in each case at the minimum per annum rate, compounded semi-annually, required to avoid the imputation of compensation income to the Makers under the Federal tax laws.

          For purposes of applying the provisions of this Note, each Maker shall be considered to remain in the Company's employ for so long as that Maker renders services as a full-time employee of the Company, any successor entity of the Company or one or more subsidiaries of the Company in which the Company has at least a fifty percent (50%) direct or indirect ownership interest.

          9. CERTIFICATION. The Makers each and together certify that the Makers
             -------------
reasonably expect to be entitled to and will itemize deductions for Federal income tax purposes for each year the Note is outstanding.

          10. COLLECTION. If action is instituted to collect this Note, the
              ----------
Makers promise, each individually and together, to pay all costs and expenses (including reasonable attorney fees) incurred in connection with such action.

          11. WAIVER. No previous waiver and no failure or delay by the Company
              ------
in acting with respect to the terms of this Note or the Deed of Trust shall constitute a waiver of any breach, default, or failure of condition under this Note, the Deed of Trust or the obligations secured thereby. A waiver of any term of this Note, the Deed of Trust or of any of the obligations secured thereby must be made in writing and shall be limited to the express terms of such waiver.

          The Makers waive presentment, demand, notice of dishonor, notice of default or delinquency, notice of acceleration, notice of protest and nonpayment, notice of costs, expenses or losses and interest thereon, notice of interest on interest, and diligence in taking any action to collect any sums owing under this Note or in proceeding against any of the rights or interests in or to properties securing payment of this Note.

          12. CONFLICTING AGREEMENTS. In the event of any inconsistencies
              ----------------------
between the terms of this Note and the terms of any other document related to the loan evidenced by the Note, the terms of this Note shall prevail.

          13. GOVERNING LAW. This Note shall be construed in accordance with the
              -------------
laws of the State of California without resort to that State's conflict-of-laws roles.

          14. DUE ON SALE.  If the Makers (or either of them) shall sell, convey
              -----------
or alienate the property covered by the Deed of Trust, or any part thereof, or any interest therein, or shall be divested of his or her title or any interest therein in any manner or way, whether voluntarily or involuntarily, without the written consent of the Company being first obtained, then the Company shall have the right, at its option, except as prohibited by law, to declare an indebtedness or obligations secured hereby, irrespective of the maturity date specified in any note evidencing the same, immediately due and payable. Consent to one such transaction shall not be deemed to be a waiver of the right to require such consent to future successive transactions.


                                     MAKERS


                                     /s/ Catherine A. Hemmer
                                     ----------------------------
                                     CATHERINE A. HEMMER


                                     /s/ John J. Hemmer
                                     ----------------------------
                                     JOHN J. HEMMER

                                   EXHIBIT A

                                 DEED OF TRUST

         RECORDING REQUESTED BY
Escrow No. 98141222
         AND WHEN RECORDED MAIL TO

Name
Street
Address

City &
State                                 SPACE ABOVE THIS LINE FOR RECORDER'S USE
--------------------------------------------------------------------------------

                SHORT FORM DEED OF TRUST AND ASSIGNMENT OF RENTS
                                  (INDIVIDUAL)
                               (DUE ON SALE CLAUSE)            A.P.N.___________

--------------------------------------------------------------------------------

THIS DEED OF TRUST, made this 7th day of October, 1998, between

Catherine A. Hemmer and John J. Hemmer, husband and wife, herein called TRUSTOR,

whose address is
                  (number and street)    (city)        (state)      (zip)


     North American Title Company, a California corporation, herein called TRUSTEE, and

Covad Communications Group, Inc., herein called BENEFICIARY,

WITNESSETH: That Trustor IRREVOCABLY GRANTS, TRANSFERS AND ASSIGNS TO TRUSTEE IN
TRUST, WITH POWER OF SALE, that property in          described as:

                             SEE ATTACHED EXHIBIT A

IF THE TRUSTOR SHALL SELL, CONVEY OR ALIENATE SAID PROPERTY, OR ANY PART THEREOF, OR ANY INTEREST THEREIN, OR SHALL BE DIVESTED OF HIS TITLED OR ANY INTEREST THEREIN IN ANY MANNER OR WAY, WHETHER VOLUNTARILY OR INVOLUNTARILY, WITHOUT THE WRITTEN CONSENT OF THE BENEFICIARY BEING FIRST HAD AND OBTAINED, BENEFICIARY, SHALL HAVE THE RIGHT, AT ITS OPTION, EXCEPT AS PROHIBITED BY LAW, TO DECLARE AN INDEBTEDNESS OR OBLIGATIONS SECURED HEREBY, IRRESPECTIVE OF THE MATURITY DATE SPECIFIED IN ANY NOTE EVIDENCING THE SAME, IMMEDIATELY DUE AND PAYABLE. CONSENT TO ONE SUCH TRANSACTION SHALL NOT BE DEEMED TO BE A WAIVER OF THE RIGHT TO REQUIRE SUCH CONSENT TO FUTURE SUCCESSIVE TRANSACTIONS.

TOGETHER WITH the rents, issues and profits thereof, SUBJECT, HOWEVER, to the right, power and authority given to and conferred upon Beneficiary by paragraph
(10) of the provisions incorporated herein by reference to collect and apply such rents, issues and profits.

FOR THE PURPOSE OF SECURING: 1. Performance of each agreement of Trustor incorporated by reference or contained herein. 2. Payment of the indebtedness evidenced by one promissory note of even date herewith, and any extension or renewal thereof, in the principal sum of $600,000 executed by Trustor in favor
                                         ---------
of Beneficiary or order. 3. Payment of such further sums as the then record owner of said property hereafter may borrow from Beneficiary, when evidenced by another note (or notes) reciting it is so secured.

--------------------------------------------------------------------------------
                     DO NOT RECORD/FOR INFORMATION PURPOSES
         SHORT FORM DEED OF TRUST AND ASSIGNMENT OF RENTS (INDIVIDUAL)


    The following is a copy of provisions (1) to (14), inclusive, of the fictitious deed of trust, recorded in each county in California, as stated in the foregoing Deed of Trust and incorporated by reference in said Deed of Trust as being a part thereof as if set forth at length therein.

TO PROTECT THE SECURITY OF THIS DEED OF TRUST, TRUSTOR AGREES:

   (1) To keep said property in good condition and repair; not to remove or demolish any building thereon; to complete or restore promptly and in good and workmanlike manner any building which may be constructed, damaged or destroyed thereon and to pay when due all claims for labor performed and materials furnished therefor; to comply with all laws affecting said property or requiring any alterations or improvements to be made thereon; not to commit or permit waste thereof; not to commit, suffer or permit any act upon said property in violation of law; to cultivate, irrigate, fertilize, prune and do all other acts which from the character or use of said property may be reasonably necessary, the specific enumerations herein not excluding the general.

   (2) To provide, maintain and deliver to Beneficiary fire insurance satisfactory to and with loss payable to Beneficiary. The amount collected under any fire or other insurance policy may be applied by Beneficiary upon any indebtedness secured hereby and in such order as Beneficiary may determine, or at option of Beneficiary the entire amount so collected or any part thereof may be released to Trustor. Such application or release shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice.

   (3) To appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee; and to pay all costs and expenses, including cost of evidence of title and attorney's fees in a reasonable sum, in any such actions or proceeding in which Beneficiary or Trustee may appear, and in any suit brought by Beneficiary to foreclose this Deed.

   (4) To pay; at least ten days before delinquency all taxes and assessments affecting said property, including assessments on appurtenant water stock; when due, all encumbrances, charges and liens with interest, on said property or any part thereof, which appear to be prior or superior hereto; all costs, fees and expenses of this Trust.

   Should Trustor fail to make any payment or to do any act as herein provided, the Beneficiary or Trustee, but without obligation so to do and without notice to or demand upon Trustor and without releasing Trustor from any obligation hereof, may: make or do the same in such manner and to such extent as either may deem necessary to protect the security hereof, Beneficiary or Trustee being authorized to enter upon said property for such purposes; appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee; pay, purchase, contest or compromise any incumbrance, charge or lien which in the judgement of either appears to be prior to or superior hereto; and, in exercising any such powers, pay necessary expenses, employ counsel and pay his reasonable fees.

   (5) To pay immediately and without demand all sums so expended by Beneficiary or Trustee, with interest from date of expenditure at amount allowed by law in effect at the date hereof, and to pay for any statement provided for by law in effect at the date hereof regarding the obligation secured hereby any amount demanded by the Beneficiary not to exceed the maximum allowed by law at the time when said statement is demanded.

   (6) That any award of damages in connection with any condemnation for public use of or injury to said property or any part thereof is hereby assigned and shall be paid to Beneficiary who may apply or release such moneys received by him/her/them in the same manner and with the same effect as above provided for disposition of proceeds of fire or other insurance.

   (7) That by accepting payment of any sum secured hereby after its due date, beneficiary does not waive his right either to require prompt payment when due of all other sums so secured or to declare default for failure so to pay.

   (8) That at any time or from time to time, without liability therefor and without notice, upon written request of Beneficiary and presentation of this Deed and said Note for endorsement, and without affecting the personal liability of any person for payment of the indebtedness secured hereby, Trustee may; reconvey any part of said property; consent to the making of any map or plat thereof; join in granting any easement thereon, or join in any extension agreement or any agreement subordinating the lien or charge hereof.

   (9) That upon written request of Beneficiary stating that all sums secured hereby have been paid, and upon surrender of this Deed and said Note to Trustee for cancellation and retention and upon payment of its fees, Trustee shall reconvey, without warranty, the property then held hereunder. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. The grantee in such reconveyance may be described as "the person or persons legally entitled thereto." Five years after issuance of such full reconveyance, Trustee may destroy this document (unless directed in such request to retain it).

   (10) That as additional security, Trustor hereby gives to and confers upon Beneficiary the right, power and authority, during the continuance of these Trusts, to collect the rents, issues and profits of said property, reserving unto Trustor the right, prior to any default by Trustor in payment of any indebtedness secured hereby or in performance of any agreement hereunder, to collect and retain such rents, issues and profits as they become due and payable. Upon any such default, Beneficiary may at any time without notice, either in person, by agent, or by a receiver to be appointed by a court, and without regard to the adequacy of any security for the indebtedness hereby secured enter upon and take possession of said property or any part thereof, in his/her/their own name sue for or otherwise collect such rents, issues and profits, including those past due and unpaid, and apply the same, less costs and expenses of operation and collection, including reasonable attorney's fees, upon any indebtedness secured issues and profits and the application thereof as aforesaid, shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice.

   (11) That upon default by Trustor in payment of any indebtedness secured hereby or in performance of any agreement hereunder. Beneficiary may declare all sums secured hereby immediately due and payable by delivery to Trustee of written declaration of default and demand for sale and of written notice of default and of election to cause to be sold said property, which notice Trustee shall cause to be filed for record. Beneficiary also shall deposit with Trustee this Deed, said Note and all documents evidencing expenditures secured hereby.

   After the lapse of such time as may then be required by law following the recordation of said notice of default, and notice of sale having been given as then required by law, Trustee, without demand on Trustor, shall sell said property at the time and place fixed by it in said notice of sale, either as a whole or in separate parcels, and in such order as it may determine, at public auction to the highest bidder for cash in lawful money of the United States, payable at time of sale. Trustee may postpone sale of all or any portion of said property by public announcement at such time and place of sale and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement. Trustee shall deliver to such purchaser its deed conveying the property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including Trustor, Trustee, or Beneficiary as hereinafter defined, may purchase at such sale.

   After deducting all costs, fees and expenses of Trustee and of this Trust, including cost of evidence of title in connection with sale. Trustee shall apply the proceeds of sale to payment of: all sums expended under the terms hereof, not the repaid, with accrued interest at the amount allowed by law in effect at the date hereof; all other sums then secured hereby; and the remainder, if any, to the person or persons legally entitled thereto.

   (12) Beneficiary, or any successor in ownership of any indebtedness secured hereby, may from time to time, by instrument in writing, substitute a successor or successors to any Trustee named herein or acting hereunder, which instrument executed by the Beneficiary and duly acknowledged and recorded in the office of the recorder of the county or counties where said property is situated, shall be conclusive proof of proper substitution of such successor Trustee or Trustees, who shall, without conveyance from the Trustee predecessor, succeed to all its title, estate, rights, powers and duties. Said instrument must contain the name of the original Trustor, Trustee and Beneficiary hereunder, the book and page where this Deed is recorded and the name and address of the new Trustee.

   (13) That this Deed applies to, inures to the benefit of, and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, successors, and assigns. The term Beneficiary shall mean the owner and holder, including pledgees, of the Note secured hereby, whether or not named as Beneficiary herein. In this Deed, whenever the context so requires, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural.

   (14) That trustee accepts this Trust when this Deed, duly executed and acknowledged, is made a public record as provided by law. Trustee is not obligated to notify any party hereto of pending sale under any other Deed of Trust or of any action or proceeding in which Trustor, Beneficiary or Trustee shall be a party unless brought by Trustee.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO PROTECT THE SECURITY OF THIS DEED OF TRUST, TRUSTOR AGREES: By the execution and delivery of this Deed of Trust and the note secured hereby, that provisions
(1) to (14), inclusive, of the fictitious deed of trust recorded in Santa Barbara County and Sonoma County October 18, 1961, and in all other counties October 23, 1961, in the book and at the page of Official Records in the office of the county recorder of the county where said property is located, noted below opposite the name of the county, viz:

COUNTY          BOOK     PAGE      COUNTY          BOOK   PAGE     COUNTY          BOOK   PAGE    COUNTY         BOOK   PAGE
ALAMEDA          435      684      KINGS            792    833     PLACER           895    301    SIERRA           29    335
ALPINE             1      250      LAKE             362     39     PLUMAS           151      5    SISKIYOU        468    181
AMADOR           104      348      LASSEN           171    471     RIVERSIDE       3005    523    SOLANO         1105    182
BUTTE           1145        1      LOS ANGELES    T2055    899     SACRAMENTO      4331     62    SONOMA         1851    689
CALAVERAS        145      152      MADERA           810    170     SAN BENITO       271    383    STANISLAUS     1715    456
COLUSA           296      617      MARIN           1508    339     SAN BERNARDINO  5567     61    SUTTER          572    297
CONTRA COSTA    3978       47      MARIPOSA          77    292     SAN FRANCISCO   A332    905    TEHAMA          401    289
DEL NORTE         78      414      MENDOCINO        579    530     SAN JOAQUIN     2470    311    TRINITY          93    366
EL DORADO        568      456      MERCED          1547    538     SAN LUIS OBISPO 1151     12    TULARE         2294    275
FRESNO          4626      572      MODOC            184    851     SAN MATEO       4078    420    TUOLUMNE        135     47
GLENN            422      184      MONO              52    429     SANTA BARBARA   1878    860    VENTURA        2062    386
HUMBOLDT         657      527      MONTEREY        2194    538     SANTA CLARA     5336    341    YOLO            653    245
IMPERIAL        1091      501      NAPA             639     86     SANTA CRUZ      1431    494    YUBA            334    486
INYO             147      598      NEVADA           305    320     SHASTA           684    528
KERN            3427       60      ORANGE          5889    611     SAN DIEGO          SERIES 2 BOOK 1961, PAGE 183887

(which provisions, identical in all counties, are printed on attached herewith) hereby are adopted and incorporated herein and made a part hereof as fully as though set forth herein at length; that he will observe and perform said provisions; and that the references to property, obligations, and parties in said provisions shall be construed to refer to the property, obligations, and parties set forth in this Deed of Trust.

  The undersigned Trustor requests that a copy of any Notice of Default and of any Notice of Sale hereunder be mailed to him at his address hereinbefore set forth.


STATE OF CALIFORNIA
COUNTY OF     Santa Clara            SS.      Signature of Trustor
         ---------------------------
On  December 3, 1998 before me,               /s/ Catherine A. Hemmer
   -----------------                          ------------------------------
Blake Alexander, personally appeared          /s/ John J. Hemmer
----------------                              ------------------------------

Catherine A Hemmer and
------------------------------------          ------------------------------
John J. Hemmer
------------------------------------          ------------------------------

------------------------------------
personally known to me to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.


WITNESS my hand and official seal.             [NOTARIAL SEAL APEARS HERE]

Signature   /s/ Blake Alexander           (This area for official notarial seal)
          -----------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  FOR RECONVEYANCE SEND TO THE NEAREST OFFICE OF NORTH AMERICAN T1TLE COMPANY
                         REQUEST FOR FULL RECONVEYANCE
                    TO BE USED ONLY WHEN NOTE HAS BEEN PAID.

                                           Dated________________________________

TO NORTH AMERICAN TITLE COMPANY, Trustee:

  The undersigned is the legal owner and holder of all indebtedness secured by the within Deed of Trust. All sums secured by said Deed of Trust have been fully paid and satisfied; and you are hereby requested and directed, on payment to you of any sums owing to you under the terms of said Deed of Trust, to cancel all evidences of indebtedness, secured by said Deed of Trust, delivered to you herewith together with said Deed of Trust, and to reconvey, without warranty, to the parties designated by the terms of said Deed of Trust, the estate now held by you under the same.

------------------------------------
        MAIL RECONVEYANCE TO:

------------------------------------     ------------------------------------

------------------------------------     ------------------------------------
                                         (By)
------------------------------------         --------------------------------
                                         (By)
------------------------------------         --------------------------------

--------------------------------------------------------------------------------
   Do not lose or destroy this Deed of Trust OR THE NOTE which it secures.
Both must be delivered to the Trustee for cancellation before reconveyance will be made.

--------------------------------------------------------------------------------

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